UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2023

7GC & Co. Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

388 Market Street, Suite 1300 San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

(628) 400-9284

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half Redeemable Warrant	VIIAU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share	VII	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	VIIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K filed by 7GC & Co. Holdings Inc. (“7GC”) with the Securities and Exchange Commission (the “SEC”) on December 8, 2022, 7GC entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), with Banzai International Inc., a Delaware corporation (the “Company”), and the other parties thereto, pursuant to which, the parties thereto will enter into a business combination transaction (the “Business Combination” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), pursuant to which, among other things, through a series of mergers, the Company will become a wholly owned subsidiary of 7GC.

Also as previously disclosed in the Current Report on Form 8-K filed by 7GC with the SEC on December 8, 2022, prior to the execution and delivery of the Merger Agreement, on December 8, 2022, the Company entered into that certain Agreement and Plan of Merger (the “Hyros Purchase Agreement”), by and among the Company, Hero Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (the “Hyros Merger Sub”), Hyros Inc, a Delaware corporation (“Hyros”), and the stockholder representative party thereto (the “Stockholder Representative”), pursuant to which, Hyros Merger Sub will be merged with and into Hyros and Hyros shall continue as the surviving company and as a wholly owned subsidiary of the Company (the “Hyros Acquisition”). The closing of the Transactions is conditioned on the consummation of the Hyros Acquisition.

In connection with the Hyros Acquisition, on May 3, 2023, the Company, Hyros Merger Sub, Hyros, and the Stockholder Representative entered into a Side Letter, pursuant to which the parties agreed that:

●	the Company will not, without the prior express written consent of Hyros and the Stockholder Representative, directly or indirectly amend, modify or waive, in whole or in part, (i) the “Minimum Cash Condition” contained in Section 6.3(d) of the Merger Agreement or (ii) the definition of “Aggregate 7GC Transaction Proceeds” in Section 1.1 of the Merger Agreement;

●	none of the parties to the Hyros Purchase Agreement (other than the Company) or stockholder of Hyros prior to the closing of the Hyros Acquisition will have the right to determine whether any of the conditions to closing set forth in Article 6 of the Merger Agreement have been satisfied; and

●	the provisions of the Hyros Purchase Agreement requiring the redemption in cash of former Hyros stockholders in certain circumstances during the 90-day period following the closing of the Hyros Acquisition and consummation of the Business Combination will be amended and restated in their entirety to provide for the following:

o	following the consummation of the Transactions, if 7GC’s (as the relevant surviving company following the consummation of the Transactions) then available Distributable Free Cash (as defined below) is greater than $0, for a period of 90 days following the closing of the Hyros Acquisition, then the Stockholder Representative will have the right to require that 7GC redeem, from each former Hyros stockholder, the number of whole shares of 7GC then held by such former Hyros stockholder for payment of an amount in cash calculated in accordance with the Hyros Purchase Agreement (the “Redemption Cash Payment”), provided that (x) 7GC will only be required to utilize up to 90% of its then available Distributable Free Cash to make such Redemption Cash Payments and (y) no Redemption Cash Payment will be made if it would result in a breach, violation or default by 7GC under any debt instrument then in place (a “Debt Restriction”);

o	following the consummation of the Transactions, in the event a former Hyros stockholder does not receive its Redemption Cash Payments with respect to all of its 7GC shares as a result of proviso (x) or (y) above (any such non-redeemed 7GC shares referred to as “Exception Shares”), (i) each Exception Share will be included in subsequent redemption transactions by 7GC until the applicable Redemption Cash Payment is made or the former Hyros stockholder transfers such Exception Share to a non-affiliated third party; (ii) 7GC will use reasonable best efforts to remove any Debt Restriction on the Redemption Cash Payments for the Exception Shares; and (iii) 7GC will, on a monthly basis, make such Redemption Cash Payments using up to 90% of its then available Distributable Free Cash (to the extent greater than $0 and so long as no Debt Restriction exists);

o	following the consummation of the Transactions, for so long as any Exception Shares remain outstanding, 7GC will not (a) redeem any outstanding shares of common stock of 7GC from any third parties, (b) conduct any repurchases of 7GC’s then outstanding shares of common stock or (c) declare or pay any dividends of Distributable Free Cash on any of the outstanding stock of 7GC, except (i) with the prior written consent of the Stockholder Representative, (ii) where such restricted payments are made pari passu with Redemption Cash Payments or (iii) other than in connection with the redemption of the Exception Shares; and

o	“Distributable Free Cash” means, at the time of a Redemption Cash Payment (following the consummation of the Transactions), an amount equal to (a) net cash flow available to 7GC from operating activities of 7GC, plus (b) net cash flow available to 7GC from then outstanding equity and debt financing activities, less (c) an allocation for capital expenditures of 7GC and its subsidiaries in an aggregate amount commensurate with commercially reasonable practices of companies of comparable businesses, sizes and resources as 7GC and its subsidiaries, less (d) an allocation for working capital of 7GC and its subsidiaries in an aggregate amount commensurate with commercially reasonable practices of companies of comparable businesses, sizes and resources as 7GC and its subsidiaries, and less (e) the then aggregate amount of restricted cash of 7GC and its subsidiaries.

The maximum aggregate cash amount that would be payable by 7GC, following the consummation of the Transactions, in connection with all such Redemption Cash Payments is estimated to be approximately $86.9 million, subject to adjustment for any adjustments made at closing of the Hyros Acquisition to cash, working capital, and other components of aggregate consideration under, and in each case calculated in accordance with the terms of, the Hyros Purchase Agreement.

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No Offer or Solicitation

This Current Report on Form 8-K (this “Current Report”) does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, expectations related to the terms, satisfaction of conditions precedent and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of 7GC’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company (including as combined with Hyros); the Company’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to the Company’s operations and business, including information technology and cybersecurity risks, loss of key customers and deterioration in relationships between the Company and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of the Company as a result of the announcement and consummation of the Business Combination; risks that the Company is unable to secure or protect its intellectual property; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by 7GC’s stockholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, including the Hyros Acquisition, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in 7GC’s Form 10-K for the year ended December 31, 2022, and in those documents that 7GC has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither 7GC nor the Company presently know or that 7GC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect 7GC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report. 7GC and the Company anticipate that subsequent events and developments will cause 7GC’s and the Company’s assessments to change. However, while 7GC and the Company may elect to update these forward-looking statements at some point in the future, 7GC and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing 7GC’s and the Company’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

The Business Combination will be submitted to stockholders of 7GC for their consideration and approval at a special meeting of stockholders. 7GC and the Company will prepare a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC by 7GC, which will include preliminary and definitive proxy statements to be distributed to 7GC’s stockholders in connection with 7GC’s solicitation for proxies for the vote by 7GC’s stockholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to 7GC’s stockholders and certain of the Company’s equityholders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, 7GC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. 7GC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with 7GC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about 7GC, the Company and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by 7GC, without charge, at the SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on 7GC’s “SEC Filings” website at https://www.7gc.holdings/sec-filings or by directing a request to info@7gc.co.

Participants in the Solicitation

7GC and the Company and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of 7GC’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding 7GC’s directors and executive officers in 7GC’s filings with the SEC, including 7GC’s Annual Report on Form 10-K filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to 7GC’s stockholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of 7GC’s stockholders generally, will be set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that 7GC may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by 7GC through the website maintained by the SEC at http://www.sec.gov.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7GC & Co. Holdings Inc.

Date: May 9, 2023	By:	/s/ Jack Leeney
	Name:	Jack Leeney
	Title:	Chairman and Chief Executive Officer

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